Dean Heller

ARTICLES OF

FILED #C14108-03

<Graphic omitted>

Secretary of State

INCORPORATION

JUN 11 2003

(PURSUANT TO NRS 78)

202 North Carson Street

Carson City, Nevada  89701-4201

(775) 684-5708

Important:  Read attached instructions before completing form.

1. Name of Corporation	POSEIDON CASINOS INC.
2. Resident Agent Name and Street Adress (Must be a Nevada address where process may be served)	CSC Services of Nevada Inc. Name 502 East John Street Carson City NEVADA 89706 Physical Street Address City Zip Code Additional Mailing Address City State Zip Code
1. Shares: Number of shares corporation authorized to issue	Number of shares Number of shares with par value: 100,000,000 Par value: .001 without par value
2. Names, Addresses, Number of Board of Directors/Trustees

The first Board of Directors/Trustees shall consist of ____1____ members whose names and addresses are as follows:

1.

Gabriel Luca

Name

708 – 828 Howe Street

Vancouver

BC

V6Z 2X2

Street Address

City

State

Zip Code

2.

Name

Street Address

City

State

Zip Code

3.

Name

Street Address

City

State

Zip Code

4.

Name

Street Address

City

State

Zip Code

3. Purpose: (optional – see instructions)	The purpose of this Corporation shall be:
4. Other Matters: (see instructions)	Number of additional pages attached ______
5. Names, Addresses and Signatures of Incorporators (attach additional pages if there are more than 2 incorporators)	R. Michael Stunden /s/ R. Michael Stunden June 10, 2003 Name Signature 404 – 2490 W. 2 Ave. Vancouver BC V6K 1J6 Address City State Zip Code Name Signature Address City State Zip Code
6. Certificate of Acceptance of Appointment of Resident Agent

I, CSC Services of Canada Inc.

hereby accept appointment as Resident Agent for the above/

CSC Services of Nevada Inc.

named corporation

By:   /s/ Barbar J. Christman

June 18, 2003

On behalf of R.A. Company

Date

This form must be accompanied by appropriate fees.  See attached fee schedule.

Nevada Secretary of State Form CORPART29901

Revised on:  08/20/01